UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

BRIGGS & STRATTON CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-1370	39-0182330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12301 West Wirth Street, Wauwatosa, Wisconsin 53222
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (414) 259-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its regular quarterly meeting on April 21, 2010, the Board of Directors of Briggs & Stratton Corporation elected David J. Rodgers as Senior Vice President and Chief Financial Officer of the company effective June 28, 2010.

Mr. Rodgers will succeed James E. Brenn, the company’s current Chief Financial Officer, who has informed the company that he plans to retire in December 2010. Mr. Brenn will continue to serve as the Chief Financial Officer of the company until June 27, 2010, and he will remain a Senior Vice President and provide assistance to Mr. Rogers with respect to debt refinancing, investor relations and other finance-related matters until his retirement.

Mr. Rodgers, age 39, has served as Vice President of Finance since January 2010 and was elected as an executive officer of the company in September 2007. He also served as Controller from December 2006 to January 2010. He was previously employed by Roundy’s Supermarkets, Inc., as Vice President – Corporate Controller from September 2005 to November 2006 and Vice President – Retail Controller from May 2003 to August 2005.

Mr. Rodgers will receive a base annual salary of $350,000 as Senior Vice President and Chief Financial Officer. Mr. Rodgers participates in the company’s compensation and benefit programs available to executive officers generally, including the company’s Economic Value Added Incentive Compensation Plan. Mr. Rodgers also has standard employment and change of control agreements with the company. Mr. Rodgers will be eligible for a target incentive award under the company’s Economic Value Added Incentive Compensation Plan equal to 60 percent of his base salary. For a description of the standard agreements and compensation and benefit plans see the company’s proxy statement for its 2009 annual meeting of shareholders filed with the SEC on September 3, 2009.

A copy of the press release relating to the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 21, 2010

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIGGS & STRATTON CORPORATION
(Registrant)

Date: April 27, 2010	By:	/s/ James E. Brenn
James E. Brenn
Senior Vice President and Chief Financial Officer
Duly Authorized Officer

BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 21, 2010